UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2023

PMV Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39539	46-3218129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Way Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 642-6670

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PMVP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the amended and restated bylaws of PMV Pharmaceuticals, Inc. (the “Company”) as currently in effect, the Company’s board of directors (the “Board”), acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), to be effective on June 8, 2023, the date of the Company’s 2023 annual meeting of stockholders.

The Amended and Restated Bylaws, among other things:

•

update and revise the advance notice procedures for the nomination of directors or the proposal of other business at stockholder meetings, including by adding a requirement that a stockholder seeking to nominate director(s) at a meeting of stockholders provide to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than five business days before the meeting;

•	revise certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended (the “DGCL”);

•	revise the provision regarding board action by unanimous written consent in lieu of a meeting to conform to the provisions of the DGCL;

•	update various provisions regarding directors, Board committees and officers; and

•	make various updates throughout to conform to current Delaware law (including the recent amendments to the DGCL) and to make ministerial changes, clarifications, and other conforming revisions.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of PMV Pharmaceuticals, Inc., effective June 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMV PHARMACEUTICALS, INC.

By:	/s/ Winston Kung
Winston Kung
Chief Operating Officer and Chief Financial Officer

Date: April 28, 2023